THE UNITED ILLUMINATING COMPANY
                             1999 STOCK OPTION PLAN



1. Purpose.
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         The purpose of The United  Illuminating  Company 1999 Stock Option Plan
("the Plan") is to promote the profitability of The United Illuminating Company ("the Company") and its Subsidiaries by providing members of the Company's Board of Directors, officers and certain key employees ("Optionees") with incentives to contribute to the success of the Company and by enabling the Company to
attract,   retain  and  reward  the  best  available  Directors  and  managerial employees. The Plan shall be effective on March 22, 1999 (the "Effective Date").

         On and after the Effective Date, the Administrator shall have the authority to grant Nonqualified Stock Options and Incentive Stock Options in accordance with the terms of the Plan.

         For purposes of the Plan, the term "Incentive Stock Option" shall have the meaning set forth in 422 of the Internal Revenue Code of 1986, as amended ("the Code"); a "Nonqualified Stock Option" shall be any option to purchase from the Company a share of its no par value Common Stock ("Common Stock") other than an Incentive Stock Option; and "Stock Options" shall refer collectively to Incentive Stock Options and Nonqualified Stock Options. The term "Subsidiary" or "Subsidiaries" of an entity shall mean one or more corporations, a majority of the outstanding shares of voting stock of which is owned directly or indirectly by that entity.

2. Administration.
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         The Plan shall be administered by a Committee of the Company's Board of
Directors, as it may be constituted from time to time, which Committee shall consist of no less than three members and shall not include any member of said Board who is, or within twelve (12) months prior to the exercise of any discretion under this Plan has been, an employee of the Company or its Subsidiaries. Each member of the Committee (the "Administrator") shall be an "outside director" as such term is defined in Section 162(m) of the Code and a "non-employee director" under Section 16(b) of the Securities Exchange Act of 1934, as amended. The Administrator is authorized to interpret the Plan in accordance with its terms and may, from time to time, prescribe, adopt, amend
and  rescind  any  rules  and   regulations   it  deems   appropriate   for  the
administration of the Plan and for the continued qualification under the Code of any Incentive Stock issued hereunder. Decisions of the Administrator on all matters relating to the Plan shall be conclusive and binding on the Company, its shareowners and Plan participants.

         The validity, construction and effect of the Plan, and any rules and regulations relating thereto, shall be determined in accordance with the laws of Connecticut and applicable federal law.

3. Shares Available For the Plan.
   -----------------------------

         Subject to the adjustments prescribed in Section 6, a maximum of 650,000 shares of Common Stock may be purchased pursuant to the Plan, and the maximum aggregate number of shares that may be covered by Stock Options granted in any one year to any Optionee who is an employee of the Company (an "employee-Optionee") shall not exceed 50,000. If any Stock Option granted under the Plan expires or terminates unexercised or, for any reason, becomes unexercisable, the unpurchased shares represented by such Stock Option shall thereafter be available for further grants under the Plan. If the exercise price of any Stock Option is paid by the Optionee's surrendering a share or shares of Common Stock, either actually or by attestation, only the number of shares of Common Stock issued net of the shares tendered shall be deemed purchased for purposes of calculating the maximum number of shares that may be purchased pursuant to the Plan.

4. Participation.
   -------------

         The Administrator shall, from time to time, select those members of the Board of Directors, officers and key full-time employees of the Company to whom Stock Options shall be granted, and shall determine (i) the number of Stock Options to be granted to each such individual, (ii) whether such Stock Options shall be Nonqualified or Incentive Stock Options, or some combination thereof,
(iii) the periods within which such Stock Options shall be exercisable, and (iv) whether any such Stock Option shall include a right to purchase an additional share of Common Stock (a "Reload Right") contingent upon Optionee's having exercised such Stock Option and having paid the exercise price in full by surrendering, either actually, or by attestation, a share or shares of Common Stock having a Fair Market Value on the date of the exercise equal to the exercise price of such Stock Option. A grant of Stock Options at any time shall neither guarantee nor preclude a grant to such Optionee at any later time.

         Participation in the Plan shall be limited to those members of the Board of Directors, officers and key full-time employees of the Company selected by the Administrator in its sole discretion. Members of the Board of Directors who are not employees of the Company shall not be eligible to receive Incentive Stock Options. Nothing in the Plan or in any Stock Option granted shall confer any right on an employee to continue in the employ of the Company or shall interfere in any way with the right of the Company to terminate an employee's employment at any time.

5. Terms and Conditions of Options.
   -------------------------------

The Stock Options granted shall be subject to the following terms and conditions:

         (a) Exercise  Price of Stock  Options.  Regardless of whether the Stock
             ---------------------------------
Option granted is a Nonqualified or Incentive Stock Option, the purchase price per share deliverable upon the exercise of each Stock Option shall not be less than 100% of the Fair Market Value of shares of Common Stock on the date the Stock Option is granted or, in the case of a Stock Option arising



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

from the exercise of a Reload Right, on the date that the Reload Right is exercised. No Stock Option may be repriced by the Administrator. In the case of the grant of any Incentive Stock Option to an Optionee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the option exercise price per share shall not be less than 110% of the Fair Market Value of shares of Common Stock on the date the Stock Option is granted or, in the case of a Reload Right, on the date that the Reload Right is exercised. "Fair Market Value" on any date shall be the average of the high and low sales price of shares of Common Stock on the New York Stock Exchange composite tape, or such other recognized market source as may be designated by the Administrator from time to time, on such date. If there is no sale on such date, then such average price on the last previous day on which a sale is reported shall govern.

          (b) The exercise price of a Stock Option shall be payable in cash or by the Optionee's surrendering, either actually or by attestation, a share or shares of Common Stock having a Fair Market Value on the date of exercise equal to the exercised price of such Stock Option, or in any combination thereof, as determined by the Administrator.

          (c) Term and Exercisability of Stock Options.  The Administrator shall
              ----------------------------------------
determine the period within which each Stock Option granted shall be exercisable and may provide that a number of Stock Options shall become exercisable in installments; provided, however, that

         (i) except as provided in subsection (f)(iv) of this Section 5, in no event shall any Stock Option be exercisable less than one year, or more than ten years, from the date it is granted;

         (ii) except as provided in subsection (f)(iv) of this Section 5, no more than one-third of the number of Stock Options granted to an Optionee on any date may first become exercisable in any twelve-month period;

         (iii) in the case of the grant of an Incentive Stock Option to an Optionee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, in no event shall such Stock Option be exercisable more than five years from the date of the grant;

         (iv) in the case of Incentive Stock Options, except as provided in subsection (h)(iv) of this Section 5, the number of Stock Options granted to an Optionee on any date that may first become exercisable in any calendar year shall be limited to $100,000 divided by the exercise price per Stock Option, as determined in accordance with Section 422(d) of the Code and regulations issued thereunder; and

         (v) a Stock Option arising from the exercise of a Reload Right shall become exercisable on the six-month anniversary of the date when the Reload Right was exercised and shall expire on the same date on which the Stock Option from which it arose would have expired if it had not been exercised.



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

          (d) Continued  Employment.  Except as otherwise provided in subsection
              ---------------------
(f) of this Section 5, an employee-Optionee may exercise a Stock Option only (i) if he or she is, and has continuously been since the date the Stock Option was granted, a full-time employee of the Company or one of its Subsidiaries.

         (e)  Shareowner  Rights.  Prior to the  exercise of a Stock  Option and
              ------------------
delivery of the Common Stock shares purchased thereby, the Optionee shall have no right to dividends nor be entitled to voting or any other rights on account of such Stock Option.

         (f) Exercisability of Options Upon Certain Events. Upon the termination
             ---------------------------------------------
of an Optionee's service as a Director of the Company, or of an employee-Optionee's full-time employment, as a result of retirement, death or disability, all Stock Options of the Optionee that have not expired or been exercised, shall become immediately exercisable. Upon the termination of an employee-Optionee's full-time employment for any other reason, including but not limited to voluntary or involuntary termination, all of the Optionee's Stock Options that are not then exercisable shall automatically expire. An employee-Optionee shall be considered "retired" or "disabled" for purposes of the Plan if he or she is entitled to a service pension, disability pension, disability benefit or disability allowance under the Company's pension or disability plan.

         (i)      Upon Death.  If an  Optionee's  service as a  Director,  or an
                  ----------
                  employee-Optionee's full-time employment, is terminated by death, such Optionee's legal representative or successor by bequest or the laws of descent and distribution (each a "Successor in Interest") may exercise, in whole or in part, Stock Options exercisable by such Optionee on the date of his or her death, from time to time within one year after such Optionee's date of death.

         (ii)     Upon  Retirement,  or  Termination  Due to  Disability.  If an
                  ------------------------------------------------------
                  employee-Optionee's full-time employment is terminated due to retirement or disability, such Optionee, or his or her guardian or Successor in Interest, may exercise, in whole or in part: (A) Nonqualified Stock Options exercisable by such Optionee on the date of termination of his or her full-time employment, from time to time within three years after such date; and (B) Incentive Stock Options exercisable by such Optionee on the date of his or her retirement, from time to time within three months after such date.

          (iii)   Upon  Voluntary or  Involuntary  Termination  of Service.
                  --------------------------------------------------------
                    Upon a voluntary or involuntary termination of an employee-Optionee's full-time employment due to any cause other than the death, retirement or disability, such Optionee, or his or her Successor in Interest, may exercise, in whole or in part: (A) Nonqualified Stock Options exercisable by such Optionee on the date of termination of his or her full-time employment, from time to time within five months after such date; and (B) Incentive Stock Options exercisable by such Optionee on such date, from time to time within three months after such date; provided, however, that if an employee-Optionee is terminated for cause (as determined by the Administrator), or if an employee-Optionee, at any time after his or her voluntary or involuntary


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

                    termination   of  full-time   employment,   engages  in  any
                    occupation or business that, in the opinion of the Administrator, is a competitor of the Company or any of its Subsidiaries, all of such Optionee's unexercised Stock Options may be canceled by the Administrator.

         (iv)     Upon a Change of Control.  In the event of a change of control
                  ------------------------
                  of the Company, all Stock Options that have been granted and have not expired or been exercised, shall become immediately exercisable. Change in Control of the Company shall mean any of the following events:

                  (A) any merger or consolidation of the Company with any corporate shareholder or group of corporate shareholders holding twenty-five percent (.25) or more of the Common Stock of the Company or with any other corporation or group of corporations that is or after such merger or consolidation would be affiliated with a shareholder owning at least twenty-five percent (.25) of the Common Stock of the Company; or

                  (B) any sale, lease, exchange, mortgage, pledge, transfer or other disposition to or with any shareholder or group of shareholders holding twenty-five percent (.25) or more of the Common Stock of the Company, or any affiliate of such shareholder or group of shareholders, of any assets of the Company having an aggregate fair market value of $50 million or more; or

                  (C) the issuance or sale by the Company of any securities of the Company to any shareholder or group of shareholders holding twenty-five percent (.25) or more of the Common Stock of the Company, or to any affiliate of such shareholder or group of shareholders, in exchange for cash, securities or other consideration having an aggregate fair market value of $50 million or more; or

                  (D) the implementation of any plan or proposal for the liquidation or dissolution of the Company proposed by or on behalf of any shareholder or group of shareholders owning at least twenty-five percent (.25) of the Common Stock of the Company, or any affiliate of such shareholder or group of shareholders; or

                  (E) any reclassification of securities (including a reverse stock split), or recapitalization of the
                           Company  or  any  other  transaction  which  has  the
                           effect, directly or indirectly, of increasing the proportionate share of outstanding shares of any class of equity securities, or securities convertible into any equity securities, of the Company, which is directly or indirectly owned by a shareholder or group of shareholders owning at least twenty-five percent (.25) of the Common Stock of the Company, or any affiliate of such shareholder or group of shareholders.

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

         The Administrator may, from time to time, by the affirmative vote of not less than a majority of the entire membership of the Administrator, modify the phrase "twenty-five percent (.25)" in one or more of the foregoing subsections (A), (B), (C), (D) and/or (E) to a lesser percentage, but not less than twenty percent (.20).

Transfer from the Company to a Subsidiary, from a Subsidiary to the Company, and from one Subsidiary to another, shall not be considered a termination of employment. Nor shall it be considered a termination of employment if an Optionee is placed on a military or sick leave or such other leave of absence, which is considered as continuing intact the employment relationship; in such a case, the employment relationship shall be continued until the date when an employee's right to reemployment shall no longer be guaranteed either by law or by contract.

         (g)   Transferability.   Except   as   otherwise   permitted   by   the
               ---------------
Administrator, Stock Options are not transferable otherwise than by the Optionee's will or by the laws of descent and distribution.

         (h) Listing,  Registration and/or Approvals.  Each Stock Option granted
             ---------------------------------------
shall be subject to the requirement that if at any time the Administrator determines it is necessary or desirable to list, register or qualify any shares of Common Stock subject to such Option upon any securities exchange or under any state or federal law, or to obtain the consent or approval of any governmental regulatory body as a condition of, or in connection with, the granting of such Stock Option or the issue or purchase of shares of Common Stock thereunder, no such Stock Option may be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained, free of any conditions not acceptable to the Administrator.

         (i)  Option  Agreement.  Each person to whom a Stock  Option is granted
              -----------------
shall, as a condition to the receipt thereof, enter into an agreement with the Company, which shall contain such provisions, consistent with the provisions of the Plan, as may be prescribed by the Administrator.

6.       Adjustments.
         -----------

         In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company, the Administrator shall make such adjustments as it deems appropriate in the number and kind of shares which may be purchased pursuant to the Plan, in the number and kind of shares covered by the Stock Options granted and in the exercise price of outstanding Stock Options. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation, all Stock Options granted hereunder and outstanding on the date of such event shall be assumed by the surviving or continuing corporation. In the event of any reorganization in which all of the shares of the Company's Common Stock are exchanged for shares of the common stock of another corporation, all Stock Options granted hereunder and outstanding on the effective date of the share exchange shall be automatically converted into stock options and reload options to purchase


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

shares of the other corporation on identical terms, and the other corporation shall assume this Plan, and the Board of Directors of the other corporation, excluding any member of said Board who is, or within twelve (12) months prior to the exercise of any discretion under this Plan has been an employee of the other corporation, its subsidiaries, the Company or its Subsidiaries, shall be and become the Administrator of this Plan on the effective date of the share exchange.

7.       Termination and Modification of the Plan.
         ----------------------------------------

         The Administrator, without approval of the shareholders of the Company, may modify or terminate the Plan and from time to time may suspend, and if suspended, may reinstate any or all of the provisions of the Plan, except that no such modification or termination of the Plan may, without the consent of an Optionee, alter or impair any Stock Option previously granted under the Plan and that no modification shall become effective without prior approval of the Common Stock shareowners of the Company that would: (a) increase (except in the case of a readjustment of the Common Stock or a recapitalization) the maximum number of shares for which Stock Options may be granted under the Plan; (b) reduce the option price that may be established under the Plan; (c) extend the maximum option term under the Plan beyond ten years, or (d) change the Plan's eligibility requirements. Anything in the preceding sentence or elsewhere in any provision of the Plan to the contrary notwithstanding, if the Company enters into a transaction that is intended to be accounted for using the pooling-of-interests method of accounting, but it is determined by the Administrator that any Stock Option, or the Plan or any provision thereof could reasonably be expected to preclude such treatment, then the Administrator may modify (to the minimum extent required) or revoke (if necessary) such Stock Option or the Plan to the extent that the Administrator determines that such modification or revocation is necessary to enable the transaction to be subject to pooling-of-interests accounting. Unless previously terminated, the Plan shall terminate on March 21, 2009.

9.       Effective Date.
         --------------

         The effective date of the Plan shall be March 22, 1999; provided, however, that if the Plan is not approved by the shareowners of the Company on or before January 21, 2000, the Plan and any and all Stock Options granted thereunder shall be and become null and void, and of no effect, on January 22, 2000.



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